UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2012

Park-Ohio Holdings Corp.

(Exact name of registrant as specified in charter)

Ohio	000-03134	34-1867219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd.

Cleveland, OH 44124

(Address of Principal Executive Offices)

(440) 947-2000

(Registrant’s telephone number, including area code)

Park-Ohio Industries, Inc.

(Exact name of registrant as specified in charter)

Ohio	333-43005-1	34-6520107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd.

Cleveland, OH 44124

(Address of Principal Executive Offices)

(440) 947-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 5, 2012, Park-Ohio Industries, Inc. (“Industries”), a wholly owned subsidiary of Park-Ohio Holdings Corp., and Industries’ wholly owned subsidiary, Automotive Holding Acquisition Corp. (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fluid Routing Solutions Holding Corp. (“FRS”) and FRS Group, LP (the “Representative”), as representative of the holders of FRS’s outstanding common stock and options to purchase common stock. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Sub will merge with and into FRS, with FRS surviving the merger as a wholly owned subsidiary of Industries (the “Acquisition”).

FRS is a manufacturer of fuel filler assemblies, extruded hoses and other fluid handling products.

The purchase price of the Acquisition is $97,500,000 in cash. The purchase price of the Acquisition is also subject to a customary working capital adjustment. Industries intends to fund the purchase price with cash on hand, borrowings under its existing credit facility and new long-term debt in the amount of approximately $25,000,000 for which it has received a commitment.

The Merger Agreement provides for customary representations, warranties, covenants and agreements, including, among others, that each party will use commercially reasonable efforts to complete the Acquisition. The Merger Agreement also provides Industries and FRS with certain termination rights.

The completion of the Acquisition is subject to the satisfaction or waiver of a number of customary conditions, including the expiration of waiting periods and the receipt of approvals under the Hart-Scott-Rodino Antitrust Improvements Act.

A copy of the press release, dated March 5, 2012, announcing the Acquisition is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-OHIO HOLDINGS CORP.

By:	/s/ Robert D. Vilsack
Name:	Robert D. Vilsack
Title:	Secretary and General Counsel

Dated: March 6, 2012

PARK-OHIO INDUSTRIES, INC.

By:	/s/ Robert D. Vilsack
Name:	Robert D. Vilsack
Title:	Secretary and General Counsel

Dated: March 6, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 5, 2012